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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Wireless International, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                             KPMG Peat Marwick LLP


Dallas, Texas


May 12, 1998